UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 26, 2007

Date of Report (Date of earliest event reported)
NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

STATE OF WASHINGTON	000-18307	91-1423516

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
101 STEWART STREET, SUITE 700, SEATTLE, WASHINGTON 98101

(Address of principal executive offices) (Zip Code)
(206) 621-1351

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On July 26, 2007, Northland Cable Properties Eight Limited Partnership (“NCP-8”) dispatched a letter to NCP-8’s limited partners responding to a mini-tender offer by entities affiliated with Mackenzie Patterson Fuller, LP. A copy of the letter is included as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99	Letter to limited partners regarding mini-tender offer dated July 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northland Cable Properties Eight Limited Partnership By: Northland Communications Corporation (General Partner)
Dated: July 26, 2007	By:	/s/ GARY S. JONES
		Name:	Gary S. Jones
		Title:	President

Dated: July 26, 2007	By:	/s/ RICHARD I. CLARK
		Name:	Richard I. Clark
		Title:	Executive Vice President, Treasurer and Assistant Secretary